UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 5, 2005

                                  MILACRON INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                   1-8485                    31-1062125
------------------------  ---------------------------  -------------------------
      (State or other       (Commission File Number)         (IRS Employer
      jurisdiction of                                      Identification No.)
       incorporation)


      2090 Florence Avenue, Cincinnati, Ohio                      45206
-----------------------------------------------------  -------------------------
     (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (513) 487-5000


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 5, 2005, Milacron Inc. (the "Company") issued an earnings release announcing its results for the first quarter of 2005, which is furnished as
Exhibit 99.1 hereto.

The Company's earnings release includes a presentation of the Company's earnings from continuing operations in the first quarters of 2004 and 2005 before interest, taxes, restructuring and refinancing costs. The Company's management believes that describing the Company's results using this non-GAAP financial measure is useful to investors because this non-GAAP financial measure provides investors with a basis for comparing the Company's results for its most recently completed financial period to its results in prior periods. In addition, the measure of earnings from continuing operations before interest, taxes, restructuring and refinancing costs is the basis on which management reports to the Company's board of directors and represents a measure which management believes is used by analysts and investors following the Company.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference to such filing.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits:

Exhibit No.      Description
------------     ---------------------------------------------------------------
99.1             Earnings release issued by Milacron Inc. on May 5, 2005.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 Milacron Inc.

Date: May 5, 2005                By: /s/ Robert P. Lienesch
                                     -------------------------------------------
                                     Robert P. Lienesch
                                     Senior Vice President - Finance, Controller
                                     and Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit No.      Description
------------     ---------------------------------------------------------------
99.1             Earnings release issued by Milacron Inc. on May 5, 2005.